Exhibit 99.1
Investor Relations Contact:
Leslie Green
Green Communications Consulting, LLC
(650) 312-9060
leslie@greencommunicationsllc.com

NetLogic Microsystems Announces First Quarter 2010 Financial Results

•	Q1 FY 2010 Net Revenues: $86.3 million

•	Q1 FY 2010 GAAP Net Loss: $57.3 million; $0.99 per share (diluted)

•	Q1 FY 2010 Non-GAAP Net Income: $20.1 million; $0.31 per share (diluted)

MOUNTAIN VIEW, Calif. – April 29, 2010 – NetLogic Microsystems, Inc. (NASDAQ: NETL), a worldwide leader in high performance intelligent semiconductor solutions for next-generation Internet networks, today announced financial results for its first quarter ended March 31, 2010.

Revenue for the first quarter of 2010 was $86.3 million, a 24.1% sequential increase from $69.5 million for the fourth quarter of 2009 and a 184% increase from $30.4 million for the first quarter of 2009.

First quarter 2010 net loss, determined in accordance with generally accepted accounting principles (GAAP), was $57.3 million or $0.99 per diluted share. By comparison, GAAP net loss was $3.9 million or $0.09 per diluted share for the first quarter of 2009.  GAAP net loss for first quarter 2010 included stock-based compensation and related payroll taxes, changes in contingent earn-out liability, amortization of intangible assets, fair value inventory adjustments, acquisition-related costs, tax effect of inventory fair value adjustments and the establishment of deferred tax asset valuation allowance.  Excluding these items, non-GAAP net income for the first quarter of 2010 was $20.1 million or $0.31 per diluted share, compared with $0.14 per diluted share for the first quarter of 2009.

Cash and cash equivalents totaled $177.4 million as of March 31, 2010.  In March, NetLogic Microsystems raised $112.2 million in cash from issuing 4,083,626 common shares in a follow-on public offering, after paying underwriters’ commissions.   During March 2010, the Company also completed a 2-for-1 stock split of its common stock through issuance of a stock dividend.  All shares and per share amounts in this release have been retroactively adjusted to reflect the stock split for all periods presented.

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NetLogic Microsystems, Inc. Announces First Quarter 2010 Results
April 29, 2010

Management Qualitative Comments

“This is a very exciting time for us,” said Ron Jankov, president and CEO.  “We are seeing strong growth in our business as a result of the ramp of significant new designs for our advanced multi-core processors, knowledge-based processors and physical layer solutions that were won over the last several years and are now beginning to contribute to our results.  In addition, from the core to the edge of the network, exponential increases in performance and functionality requirements are driving greater adoption of our most valuable products and increasing the strategic importance of our advanced technologies and road maps with our customers.”

Recent Highlights

•
NetLogic Microsystems and Taiwan Semiconductor Manufacturing Company (TSMC), announced an extension of their long-standing collaboration to include TSMC’s NEXSYS™ 28HP (28nm high performance) semiconductor process node for NetLogic Microsystems’ next-generation knowledge-based processors, multi-core processors and 10/40/100Gigabit PHY.

•
NetLogic Microsystems announced the launch of the eNsemble™ Multi-Core Alliance to drive best-in-class innovations in multi-core parallel processing platforms and software development. Supported by a broad base of industry-leading hardware and software providers, this Alliance provides a foundation upon which developers can create new, breakthrough solutions that take advantage of the superior performance and functionality of multi-core processors.

•
The company also announced that ZTE Special Equipment Company (ZTESec), a subsidiary of ZTE Corporation, has selected NetLogic Microsystems' XLS® multi-core processors and 10 Gigabit Ethernet (10GbE) PHY devices for ZTESec's next-generation intelligent Layer 7 network interface cards (NICs).

•
ZTE Corporation also selected NetLogic Microsystems' multi-core, multi-threaded XLR® processors and NL7000 knowledge-based processors for its next-generation mobile core network products across TD-SCDMA, CDMA2000, WiMax, WCDMA and GSM.

•
Datang Mobile Communications Equipment Co., Ltd. selected NetLogic Microsystems’ multi-core, multi-threaded XLR®processors and knowledge-based processors to power Datang Mobile's advanced TD-SCDMA and LTE mobile infrastructure solutions.

•	Lenovo Security Technologies has selected its market-leading XLR® and XLS® families of multi-core, multi-threaded processors for Lenovo's award-winning KingGuard Security Gateway product family.

•
NetLogic Microsystems announced that its multi-core processors, knowledge-based processors and 10 Gigabit Ethernet PHY devices have been designed into high-performance LTE (Long Term Evolution) systems that are powering LTE trials worldwide. NetLogic Microsystems' market-leading products are designed into advanced LTE NodeB/base stations, cell-site routers, gateways, switches and routers that are part of LTE trials at leading carriers and service providers worldwide.

•
The company announced the NL11K processor, the world's first knowledge-based processor with a high-speed serial interface, and a member of its sixth-generation knowledge-based processor family. The integration of high-speed serial interface delivers 225Gbps of raw chip-to-chip interconnect bandwidth to enable significantly richer services for LTE, IPTV and IPv6 services.

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NetLogic Microsystems, Inc. Announces First Quarter 2010 Results
April 29, 2010

Conference Call

NetLogic Microsystems will hold its first quarter 2010 financial results conference call today at 1:30 p.m. Pacific time.  To listen to the conference call, dial (866) 543-6403 ten minutes prior to the start of the call, using the passcode 12242654. International callers, dial (617) 213-8896. A taped replay will be made available approximately two hours after the conclusion of the call and will remain available for one week. To access the replay, dial (888) 286-8010 and enter passcode 10763265. International callers dial (617) 801-6888.

The conference call will be available via a live webcast on the investor relations section of NetLogic Microsystems’ web site at http://www.netlogicmicro.com.  Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software.  An archived webcast replay will be available on the web site for three months.

About NetLogic Microsystems

NetLogic Microsystems, Inc. (NASDAQ: NETL) is a worldwide leader in high-performance intelligent semiconductor solutions that are powering next-generation Internet networks.  NetLogic Microsystems’ best-in-class products perform highly differentiated tasks of accelerating complex network traffic to significantly enhance the performance and functionality of advanced 3G/4G mobile wireless infrastructure, data center, enterprise, metro Ethernet, edge and core infrastructure networks.  NetLogic Microsystems’ market-leading product portfolio includes high-performance multi-core processors, knowledge-based processors, content processors, network search engines, ultra low-power embedded processors and high-speed 10/40/100 Gigabit Ethernet PHY solutions.  These products are designed into high-performance systems such as switches, routers, wireless base stations, security appliances, networked storage appliances, service gateways and connected media devices offered by leading original equipment manufacturers (OEMs).  NetLogic Microsystems is headquartered in Mountain View, California, and has offices and design centers throughout North America, Asia and Europe.  For more information about products offered by NetLogic Microsystems, call +1-650-961-6676 or visit the NetLogic Microsystems Web site at http://www.netlogicmicro.com.

NetLogic Microsystems, the NetLogic Microsystems logo and eNsemble are trademarks of NetLogic Microsystems, Inc.  XLR and XLS are registered trademarks of NetLogic Microsystems, Inc. All other trademarks are the properties of their respective owners.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding NetLogic Microsystems’ business which are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products, the volume of sales to our principal product customers, the timing of our receipt of customer orders during the quarter, manufacturing yields for our products, the timing of manufacture and delivery of product by our foundry suppliers, potential warranty claims and product defects, the length of our sales cycles, our average selling prices, our ability to successfully develop and sell new products, the effects of any business acquisitions that we might make, the strength of the OEM networking equipment market and the cyclical nature of that market and the semiconductor industry. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s reports on Forms 10-K and 10-Q, as well as other reports that NetLogic Microsystems files from time to time with the Securities and Exchange Commission which are available at http://www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and NetLogic Microsystems undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

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NetLogic Microsystems, Inc. Announces First Quarter 2010 Results
April 29, 2010

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
(UNAUDITED)

	Three months ended
	March 31, 2010	March 31, 2009
Revenue	$86,251	$30,366
Cost of revenue*	51,331	13,544
Gross profit	34,920	16,822
Operating expenses:
Research and development*	28,055	12,198
Selling, general and administrative*	19,724	6,814
Change in contingent earn-out liability	45,247	-
Acquisition-related costs	735	-
Total operating expenses	93,761	19,012
Loss from operations	(58,841)	(2,190)
Interest and other income (expense), net	(57)	173
Loss before income taxes	(58,898)	(2,017)
(Benefit from) provision for income taxes	(1,561)	1,900
Net loss	$(57,337)	$(3,917)
Net loss per share - Basic and Diluted	$(0.99)	$(0.09)
Shares used in calculation - Basic and Diluted	57,993	43,676

*	Includes the following amounts of stock-based compensation and related payroll taxes (in thousands):

	Three months ended
	March 31, 2010	March 31, 2009
Cost of revenue	$226	$175
Research and development	6,503	2,151
Selling, general and administrative	6,150	1,974
Total	$12,879	$4,300

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NetLogic Microsystems, Inc. Announces First Quarter 2010 Results
April 29, 2010

Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), this announcement of operating results contains non-GAAP financial measures that exclude the income statement effects of stock-based compensation and related payroll taxes, changes in contingent earn-out liability, amortization of intangible assets, fair value adjustments of acquired inventory, acquisition-related costs, tax effect of inventory fair value adjustments, the establishment of deferred tax asset valuation allowance and the effects of excluding stock-based compensation upon the number of diluted shares used in calculating non-GAAP earnings per share.

We have excluded stock-based compensation expense and changes in contingent earn-out liability in calculating these non-GAAP financial measures.  These expenses are non-cash in nature and rely on valuations based on future events such as the market price of our common stock and revenue generated from products acquired in the RMI acquisition during the first 12 months following the close that are difficult to predict and are affected by market factors that are largely not within the control of management. We have excluded amortization of intangibles, fair value adjustments related to acquired inventory and the related tax effect, and acquisition-related costs because we do not consider them to be related to our core operating performance.

We use the non-GAAP financial measures that exclude these items to make strategic decisions, forecast future results and evaluate the Company’s current performance. We believe that the presentation of non-GAAP financial measures that exclude these items is useful to investors because we do not consider these charges either part of the day-to-day business or reflective of the core operational activities of the Company that are within the control of management or that are used to evaluate management’s operating performance.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For additional information regarding these non-GAAP financial measures, and management’s explanation of why it considers such measures to be useful, refer to the Form 8-K dated April 29, 2010 that the Company has submitted to the Securities and Exchange Commission.

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NetLogic Microsystems, Inc. Announces First Quarter 2010 Results
April 29, 2010

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME
(IN THOUSANDS)
(UNAUDITED)

	Three months ended
	March 31, 2010	March 31, 2009
GAAP net loss	$(57,337)	$(3,917)
Reconciling items:
Stock-based compensation and related payroll taxes	12,879	4,300
Changes in contingent earn-out liability	45,247	-
Amortization of intangible assets	10,644	3,325
Fair value adjustment related to the acquired inventory	12,240	-
Acquisition-related costs	735	-
Tax effect of inventory fair value adjustment	(4,262)
Net impact of deferred tax asset valuation allowance establishment	-	2,988
Non-GAAP net income	$20,146	6,696

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP DILUTED NET INCOME (LOSS) PER SHARE TO
NON-GAAP DILUTED NET INCOME PER SHARE
(UNAUDITED)

	Three months ended
	March 31, 2010	March 31, 2009
GAAP net loss per share - Diluted	$(0.99)	$(0.09)
Reconciling items:
Stock-based compensation and related payroll taxes	0.20	0.09
Changes in contingent earn-out liability	0.69	-
Amortization of intangible assets	0.16	0.07
Fair value adjustment related to the acquired inventory	0.19	-
Acquisition-related costs	0.01	-
Tax effect of inventory fair value adjustment	(0.07)	-
Net impact of deferred tax asset valuation allowance establishment	-	0.06
Difference in shares count between diluted GAAP and diluted non-GAAP calculation	0.12	0.01
Non-GAAP net income per share - Diluted	$0.31	$0.14

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NetLogic Microsystems, Inc. Announces First Quarter 2010 Results
April 29, 2010

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF THE SHARES USED FOR GAAP DILUTED
NET INCOME (LOSS) PER SHARE CALCULATION TO THE SHARES USED FOR
NON-GAAP DILUTED NET INCOME PER SHARE CALCULATION
(IN THOUSANDS)
(UNAUDITED)

	Three months ended
	March 31, 2010	March 31, 2009
Shares used in calculation - Diluted (GAAP)	57,993	43,676
The effect of removing stock-based compensation expense for Non-GAAP presentation purpose	3,118	1,850
The effect of dilutive potential common shares due to reporting non-GAAP net income	4,326	1,352
Shares used in calculation - Diluted (Non-GAAP)	65,437	46,878

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN
(IN THOUSANDS, EXCEPT PERCENTAGES)
(UNAUDITED)

	Three months ended
	March 31, 2009		March 31, 2008
Total GAAP gross margin	$34,920	40.5%	$16,822	55.4%
Reconciling items:
Stock-based compensation	226	0.3%	175	0.6%
Amortization of intangible assets	9,731	11.3%	2,980	9.8%
Fair value adjustment related to acquired inventory	12,240	14.2%	-	0.0%
Total Non-GAAP gross margin	$57,117	66.2%	$19,977	65.8%

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NetLogic Microsystems, Inc. Announces First Quarter 2010 Results
April 29, 2010

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	March 31, 2010	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$177,427	$44,278
Accounts receivables, net	27,148	25,137
Inventories	39,335	45,113
Deferred income taxes	15,008	13,157
Prepaid expenses and other current assets	8,322	8,638
Total current assets	267,240	136,323
Property and equipment, net	17,012	13,278
Goodwill	112,918	112,918
Intangible asset, net	212,431	223,345
Other assets	46,201	46,247
Total assets	$655,802	$532,111
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$22,031	$17,937
Accrued liabilities	30,854	34,205
Contingent earn-out liability	56,934	11,687
Deferred margin	4,332	2,667
Software licenses and other obligations, current	3,120	3,037
Total current liabilities	117,271	69,533
Software licenses and other obligations, long-term	1,196	2,409
Other liabilities	34,523	34,214
Total liabilities	152,990	106,156
Stockholders' equity
Common stock	626	575
Additional paid-in capital	682,666	548,523
Accumulated deficit	(180,480)	(123,143)
Total stockholders' equity	502,812	425,955
Total liabilities and stockholders' equity	$655,802	$532,111

CONTACT: Green Communications Consulting, LLC
Leslie Green, 650-312-9060 (Investor Relations)
leslie@greencommunicationsllc.com
SOURCE: NetLogic Microsystems, Inc.